Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of March 23, 2023 (this “Amendment”), is entered into among INTERNATIONAL FLAVORS & FRAGRANCES INC., INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V. and INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V. (collectively, the “Borrowers”), the Lenders signatory hereto and CITIBANK, N.A., as administrative agent (in such capacity, the “Agent”).

WHEREAS, the Borrowers, the Lenders from time to time party thereto and the Agent have entered into that certain Third Amended and Restated Credit Agreement, dated as of July 28, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 4, 2022, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Borrowers, the Lenders party hereto (constituting the Required Lenders) and the Agent have agreed to amend the Credit Agreement as provided for herein.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings given in the Credit Agreement.

2. Amendment. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto, in the appropriate alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of March 23, 2023, among the Borrowers, the Lenders signatory thereto and the Agent.

“Amendment No. 2 Effective Date” means the Amendment Effective Date, as defined in Amendment No. 2.

“Covenant Relief Period” means the period commencing on the Amendment No. 2 Effective Date and ending on (but excluding) the Covenant Relief Period Termination Date.

“Covenant Relief Period Termination Date” means the earlier of (a) March 31, 2025 and (b) the date on which the Agent receives a Covenant Relief Period Termination Notice from the Company.

“Covenant Relief Period Termination Notice” means a certificate of a Responsible Officer of the Company (a) stating that the Company irrevocably elects to terminate the Covenant Relief Period effective as of the date set forth in such certificate (which date shall be no earlier than the date of the certificate) delivered to the Agent and (b) certifying that, as of the Covenant Relief Period Termination Date, (x) the Leverage Ratio as of the end of the most recently ended Relevant Period did not exceed 3.50 to 1.00 and (y) as of and immediately after giving effect to the termination of the Covenant Relief Period on the Covenant Relief Period Termination Date, no Event of Default or Default shall have occurred and be continuing.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” to read as follows:

“Loan Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, any Note and each Designation Agreement.

(c) Section 5.02(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv) other Liens securing Debt or other obligations in an aggregate principal amount at any time outstanding not to exceed (1) during the Covenant Relief Period, the greater of (x) $400,000,000 (or its equivalent in another currency or currencies) and (y) 5% of Consolidated Net Tangible Assets and (2) and any other time, the greater of (x) $500,000,000 (or its equivalent in another currency or currencies) and (y) 15% of Consolidated Net Tangible Assets;

(d) Section 5.02 of the Credit Agreement is hereby amended by adding the following new clause (g) at the end thereof:

(g) Share Repurchases. During the Covenant Relief Period, no Loan Party will effect any share repurchase or otherwise purchase, redeem, defease, acquire or retire for value any of the capital stock or equity interests of the Company; provided, however that, so long as no Event of Default has occurred and is continuing before or after giving effect thereto, the Company may at any time purchase, redeem, retire or otherwise acquire for value its capital stock (including any stock appreciation rights, warrants or options in respect thereof) (i) from current or former employees or directors in the ordinary course of business in accordance with the terms of any management equity plan, stock option plan or any other similar employee benefit plan, agreement or arrangement and (ii) to the extent deemed to occur upon the exercise of options or warrants by current or former employees or directors to purchase capital stock or other equity interests if such shares of capital stock or other equity interests represent a portion of the exercise price of such options or warrants.

(e) Section 5.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.03 Financial Covenant. So long as any Advance shall remain unpaid, or any Lender shall have any Commitment hereunder, the Company shall maintain a Leverage Ratio as of the end of any Relevant Period of not more than 3.50 to 1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, the Company shall maintain a Leverage Ratio as of the end of each Relevant Period (solely to

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the extent such Relevant Period ended prior to the Covenant Relief Period Termination Date) of not more than: (i) 5.25 to 1.00 until and including the end of the fiscal quarter ending on June 30, 2023, (ii) 5.00 to 1.00 until and including the end of the fiscal quarter ending on September 30, 2023, (iii) 4.75 to 1.00 until and including the end of the fiscal quarter ending on March 31, 2024, (iv) 4.50 to 1.00 until and including the end of the fiscal quarter ending on June 30, 2024, (iv) 4.25 to 1.00 until and including the end of the fiscal quarter ending on September 30, 2024 and (v) 4.00 to 1.00 until and including the end of the fiscal quarter ending on December 31, 2024; provided further that, commencing after the earlier of the (x) the Covenant Relief Period Termination Date and (y) the end of the fiscal quarter ending on December 31, 2024, if the Company or any of its Subsidiaries consummates an acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, for which it paid at least $500,000,000 in consideration (a “Qualifying Acquisition”), the maximum Leverage Ratio shall step up to no greater than 3.75 to 1.00 until and including the end of the third full fiscal quarter following the date of consummation of such Qualifying Acquisition and then shall be reduced to 3.50 to 1.00 thereafter.

3. Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”):

(a) The Agent shall have received from each Borrower and from Consenting Lenders (as defined below) constituting Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).

(b) The Agent shall have received a certificate, dated the Amendment Effective Date and signed by a duly authorized officer of the Company, confirming (i) the representations and warranties set forth in this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date and (ii) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.

(c) The Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 5:45 P.M. (New York time) on March 22, 2023 (each such Lender, a “Consenting Lender”), a consent fee, in an amount equal to 0.05% of the amount of the aggregate Commitments under the Credit Agreement held by such Consenting Lender on the date hereof, which consent fee shall be earned, due and payable on the Amendment Effective Date.

(d) The Agent shall have received all expenses due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced two (2) Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.

4. Representations and Warranties. Each Borrower severally, and not jointly with the other Borrowers, represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by such

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Borrower in Section 4.01 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects, and (b) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.

5. Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, amended and restated, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

6. Miscellaneous. The provisions of Sections 9.02 (Notices, Etc.); 9.03 (No Waiver; Remedies); 9.04 (Costs and Expenses) (except clauses (c) and (d) thereof); 9.08 (Confidentiality); 9.10 (Governing Law; Jurisdiction; Etc.); 9.11 (Execution in Counterparts); 9.14 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions); and 9.19 (Waiver of Jury Trial) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Glenn Richter
Name: Glenn Richter
Title: Chief Financial Officer

INTERNATIONAL FLAVORS & FRAGRANCES
(NEDERLAND) HOLDING B.V.

By:
Name:
Title:

INTERNATIONAL FLAVORS & FRAGRANCES I.F.F.

By:
Name:
Title:

[Signature Page to RCF Amendment No. 2]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:
Name:
Title:

INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V.

By:	/s/ Ya Zhang
Name:	Ya Zhang
Title:	Director

INTERNATIONAL FLAVORS & FRAGRANCES I.F.F.

By:	/s/ Ya Zhang
Name:	Ya Zhang
Title:	Director

[Signature Page to RCF Amendment No. 2]

CITIBANK, N.A.,
as Agent

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to RCF Amendment No. 2]

CITIBANK, N.A.,
as a Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to RCF Amendment No. 2]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[Signature Page to RCF Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

[Signature Page to RCF Amendment No. 2]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Bettina Buss
Name: Bettina Buss
Title: Director

[Signature Page to RCF Amendment No. 2]

BNP Paribas
as a Lender

By:	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

By:	/s/ David Foster
Name: David Foster
Title: Director

[Signature Page to RCF Amendment No. 2]

BNP PARIBAS FORTIS SA/NV
as a Lender

By:	/s/ Valérie Du Bois
Name: Valérie Du Bois
Title: Senior Banker

By:	/s/ Bart Geerts
Name: Bart Geerts
Title: Head of Sophisticated Credits – CSS Credits

[Signature Page to RCF Amendment No. 2]

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page to RCF Amendment No. 2]

BARCLAYS BANK PLC
as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to RCF Amendment No. 2]

CoBank, ACB
as a Lender

By:	/s/ Kelli Cholas
Name: Kelli Cholas
Title: Assistant Corporate Secretary

[Signature Page to RCF Amendment No. 2]

ING Bank N.V., Dublin Branch
as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

[Signature Page to RCF Amendment No. 2]

MIZUHO BANK, LTD.
as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to RCF Amendment No. 2]

MUFG BANK, LTD.,
as a Lender

By:	/s/ Jorge Georgalos
Name: Jorge Georgalos
Title: Director

[Signature Page to RCF Amendment No. 2]

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[Signature Page to RCF Amendment No. 2]

U.S. Bank, National Association
as a Lender

By:	/s/ Steven F. Bobinchak
Name: Steven F. Bobinchak
Title: Assistant Vice President

[Signature Page to RCF Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Michael J. Stein
Name: Michael J. Stein
Title: Director

[Signature Page to RCF Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

[Signature Page to RCF Amendment No. 2]

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jack Kelly
Name: Jack Kelly
Title: Senior Vice President #23204

[Signature Page to RCF Amendment No. 2]

STANDARD CHARTERED BANK
as a Lender

By:	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

[Signature Page to RCF Amendment No. 2]